Exhibit 99.1

NEWS RELEASE

CONTACTS:	ALLERGAN:
Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Mark Marmur
(862) 261-7558

TOBIRA:
Investors:
Ian Clements, Ph.D.
(650) 351-5013

Media:
Brewlife
Kelly Boothe, Ph.D.
(415) 946-1076

Allergan to Acquire Tobira Therapeutics Expanding Global GI R&D

Pipeline and Taking a Leading R&D Position in NASH

– Acquisition Adds Global Rights to Highly Differentiated Compounds to Treat Multi-

Factorial Elements of NASH –

– Cenicriviroc (CVC) First-in-Class Oral CCR2/5 Inhibitor Impacting Inflammation, Fibrosis –

– Evogliptin, Oral DPP-4 Inhibitor, in Phase 1 Study as a Potential Treatment for

NASH in Combination with CVC Impacting Metabolic Element of Disease –

– NASH Expected to Become Leading Cause of Liver Transplants by 2020i –

– Allergan to Host Conference Call Wednesday, September 21, 2016 at 8:30 a.m.

ET to Discuss Recent R&D Acquisitions –

DUBLIN and SAN FRANCISCO – Sept. 20, 2016 – /PRNewswire/ Allergan plc (NYSE: AGN), a leading global pharmaceutical company, and Tobira Therapeutics, Inc. (NASDAQ:TBRA), a clinical-stage biopharmaceutical company focused on developing and commercializing therapies for non-alcoholic steatohepatitis (NASH) and other liver diseases, today announced that they have entered into a definitive agreement under which Allergan will acquire Tobira for an upfront payment of $28.35 per share, in cash, and up to $49.84 per share in Contingent Value Rights (CVRs) that may be payable based on the successful completion of certain development, regulatory and commercial milestones, for a total potential consideration of up to $1.695 billion. The Boards of Directors of both companies have unanimously approved the transaction.

NASH is a severe type of non-alcoholic fatty liver disease (NAFLD), which is characterized by the accumulation of fat in the liver with no other apparent causes.ii NASH occurs when the accumulation of liver fat is accompanied by inflammation and cellular damage.ii The inflammation can lead to fibrosis (scarring) of the liver and eventually progress to cirrhosis, portal hypertension, liver cancer and eventual liver failure.ii

The acquisition adds Cenicriviroc (CVC) and Evogliptin, two differentiated, complementary development programs for the treatment of the multi-factorial elements of NASH, including inflammation, metabolic syndromes and fibrosis, to Allergan’s global Gastroenterology R&D pipeline.

“The acquisition of Tobira is a strategic R&D investment within a white space area of our global Gastroenterology franchise and an opportunity to advance the development of novel treatments for NASH,” said Brent Saunders, CEO and President of Allergan. “With the increasing rates of diabetes, obesity and other metabolic conditions in the U.S. and in developed nations globally, NASH is set to become one of the next epidemic-level chronic diseases we face as a society. It is important that we invest in new treatments today so that healthcare systems, providers and patients have treatment options to face this challenge in the coming years.”

“With this acquisition, Allergan will now have one of the strongest portfolios of development stage programs for the treatment of NASH, with Cenicriviroc as the cornerstone. We will continue to look for differentiated development-stage assets that can bolster this position and enhance our commitment to innovation in this disease,” added Saunders.

Cenicriviroc (CVC) is a first-in-class, once-daily, oral Phase 3 ready potent immunomodulator that blocks two chemokine receptors, CCR2 and CCR5, which are involved in the inflammatory and fibrogenic pathways in NASH that cause liver damage and often lead to cirrhosis, liver cancer or liver failure. In the Phase 2b CENTAUR study, CVC demonstrated a clinically and statistically significant improvement in fibrosis of at least one stage without worsening of NASH, one of two key secondary endpoints, after one year of treatment.

The acquisition also adds Evogliptin, an oral DPP-4 (Dipeptidyl peptidase-4) inhibitor for the potential treatment of NASH. Evogliptin is being studied in a Phase 1 trial assessing the safety, tolerability and steady-state pharmacokinetic parameters of the compound when administered with and without CVC. In NASH, increased DPP-4 serum levels and hepatic DPP-4 expression is correlated with disease severity.

“Both the CVC and Evogliptin programs provide highly differentiated compounds that can make a significant impact in the treatment of NASH, where today there are no approved therapies available for patients,” said David Nicholson, Chief Research & Development Officer, Allergan. “Importantly, NASH treatment may well require a multi-therapeutic approach to address the multiple factors of the disease. CVC has been shown in clinical trials to provide significant improvement in liver fibrosis, the hallmark of NASH. Liver fibrosis is associated with key long-term outcomes, including overall mortality, liver transplantation and liver-related events. Evogliptin, in preclinical models, has been shown to decrease hepatic glucose production, improve hepatic triglyceride content and steatosis, and reduce histologic markers of inflammation of the liver. Together, these programs provide a highly complementary potential therapeutic approach to address the inflammatory, metabolic and fibrotic elements of NASH that the medical community will need to treat this condition.”

“I am extremely excited to see Tobira and Allergan come together,” said Laurent Fischer, M.D., Chief Executive Officer, Tobira Therapeutics. “The combination of our team’s innovation in the NASH space and the infrastructure, development expertise and world-class ability of Allergan to market medicines will enable us to more rapidly develop and commercialize needed medications for patients suffering from NASH and other serious fibrotic diseases around the world.”

“We are delighted that cenicriviroc will be rapidly advancing into Phase 3 studies under the stewardship of Allergan, an industry leader with world class capabilities in advancing novel treatment options to patients across the globe, and I look forward to the future success of this partnership,” added Dennis Podlesak, Chairman of the Board of Tobira.

Under the terms of the merger agreement, a subsidiary of Allergan will commence a cash tender offer to purchase all of the outstanding shares of Tobira common stock for $28.35 per share, plus one Contingent Value Right to receive up to $49.84 per share in future payments based on the successful completion of certain development, regulatory and commercial milestones. The closing of the tender offer is subject to customary closing conditions, including U.S. antitrust clearance and the tender of a majority of the outstanding shares of Tobira common stock. Holders of approximately 36 percent of the outstanding shares of Tobira common stock have entered into an agreement to tender their shares into the tender offer. The merger agreement contemplates that Allergan will acquire any shares of Tobira that are not tendered into the offer through a second-step merger, which will be completed as soon as practicable following the closing of the tender offer. Pending approvals, Allergan anticipates closing the transaction by the end of 2016.

Covington & Burling LLP is serving as Allergan’s lead legal counsel. Centerview Partners and Citi are serving as financial advisors to Tobira and Skadden, Arps, Slate, Meagher & Flom LLP and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP are serving as Tobira’s legal counsel.

Conference Call

Allergan management will host a conference call to discuss the Tobira Therapeutics acquisition, and other recent R&D acquisitions, Wednesday, September 21, 2016 at 8:30 AM EST. The number to call from within the United States is (877) 251-7980, conference ID 85674735. From international locations, the conference call can be accessed at (706) 643-1573 using the same conference ID. The call will also be webcast and can be accessed through the companies’ websites at www.allergan.com. To access the slides go to Allergan’s Investor Relations Web site at http://ir.allergan.com. A replay of the conference call will also be available by calling (855) 859-2056 in the U.S. or (404) 537-3406 outside of the U.S., conference ID 85674735.

About Non-Alcoholic Steatohepatitis (NASH)

NASH is a severe type of non-alcoholic fatty liver disease (NAFLD), which is characterized by the accumulation of fat in the liver with no other apparent causes.ii NASH occurs when the accumulation of liver fat is accompanied by inflammation and cellular damage.ii The inflammation can lead to fibrosis (scarring) of the liver and eventually progress to cirrhosis, portal hypertension, liver cancer, and eventual liver failure.ii

NAFLD and NASH affect approximately 30% and 5%, respectively, of the US populationiii and NAFLD affects more than 20% of the population worldwide.iv NASH is the fastest growing cause of liver cancer and liver transplant in the U.S.v The increasing prevalence of NASH is attributed to the growing obesity epidemic and the disease is often diagnosed in patients who have diabetes, high cholesterol or high triglycerides.iii There is currently no approved treatment for NASH.

About Allergan plc

Allergan plc (NYSE: AGN), headquartered in Dublin, Ireland, is a bold, global pharmaceutical company and a leader in a new industry model – Growth Pharma. Allergan is focused on developing, manufacturing and commercializing branded pharmaceuticals, devices and biologic products for patients around the world.

Allergan markets a portfolio of leading brands and best-in-class products for the central nervous system, eye care, medical aesthetics and dermatology, gastroenterology, women’s health, urology and anti-infective therapeutic categories.

Allergan is an industry leader in Open Science, the Company’s R&D model, which defines our approach to identifying and developing game-changing ideas and innovation for better patient care. This approach has led to Allergan building one of the broadest development pipelines in the pharmaceutical industry with 65+ mid-to-late stage pipeline programs in development.

Our Company’s success is powered by our more than 15,000 global colleagues’ commitment to being Bold for Life. Together, we build bridges, power ideas, act fast and drive results for our customers and patients around the world by always doing what it is right.

With commercial operations in approximately 100 countries, Allergan is committed to working with physicians, healthcare providers and patients to deliver innovative and meaningful treatments that help people around the world live healthier lives everyday.

For more information, visit Allergan’s website at www.Allergan.com.

About Tobira Therapeutics

Tobira is a clinical-stage biopharmaceutical company focused on the development and commercialization of therapies for non-alcoholic steatohepatitis (NASH) and other liver diseases. The company’s lead product candidate, cenicriviroc (CVC), is a first-in-class immunomodulator and dual inhibitor of CCR2 and CCR5 in late-stage development for the treatment of NASH, a serious liver disease that can progress to cirrhosis, liver cancer and liver failure. CVC is also being investigated to address primary sclerosing cholangitis (PSC), a disease which causes inflammation and scarring of the bile ducts, eventually leading to serious liver damage. Tobira’s pipeline also includes evogliptin, a selective DPP-4 inhibitor, which it plans to develop for NASH in combination with CVC. Learn more about Tobira at www.tobiratx.com.

Tobira® is a registered trademark owned by Tobira Therapeutics, Inc.

Allergan Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this press release that refer to future events or other non-historical facts are forward-looking statements that reflect Allergan’s current perspective of existing trends and information as of the date of this release. Except as expressly required by law, Allergan disclaims any intent or obligation to update these forward-looking statements. Actual results may differ materially from Allergan’s current expectations depending upon a number of factors affecting Allergan’s business. These factors include, among others, the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; market acceptance of and continued demand for Allergan’s products; difficulties or delays in manufacturing; and other risks and uncertainties detailed in Allergan’s periodic public filings with the Securities and Exchange Commission, including but not limited to Allergan’s Annual Report on Form 10-K for the year ended December 31, 2015 and

Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 (such periodic public filings having been filed under the “Actavis plc” name). Except as expressly required by law, Allergan disclaims any intent or obligation to update these forward-looking statements.

Tobira Cautionary Statement Regarding Forward-Looking Statements

All of the statements in this press release, other than historical facts, are forward-looking statements, including, without limitation, the statements made concerning Allergan’s pending acquisition of Tobira. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to Tobira’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of Tobira. Among others, the following factors could cause actual results to differ materially from those set forth in the forward-looking statements: (i) uncertainties as to how many Tobira stockholders will tender their shares of Tobira common stock in the tender offer; (ii) the possibility that competing offers will be made; (iii) the possibility that various closing conditions for the transaction may not be satisfied or waived; (iv) the risk that the merger agreement with Allergan may be terminated in circumstances requiring Tobira to pay Allergan a termination fee; (v) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (vi) the possibility that the transaction may not be timely completed, if at all; and (vii) that, prior to the completion of the transaction, if at all, Tobira’s business may experience significant disruptions due to transaction-related uncertainty. Other factors that could cause actual results to differ materially include those set forth in Tobira’s SEC reports, including, without limitation, the risks described in the Tobira’s Annual Report on Form 10-K for its fiscal year ended December 31, 2015 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016. Tobira assumes no obligation and does not intend to update these forward-looking statements, except as expressly required by law.

Notice to Investors

The tender offer for the outstanding shares of common stock of Tobira referred to in this press release has not yet commenced. The description contained in this press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Tobira common stock will be made pursuant to an offer to purchase and related materials that Allergan intends to file with the Securities and Exchange Commission. At the time the offer is commenced, Allergan will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter Tobira will file a solicitation/ recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of Tobira when available. Additionally, Tobira and Allergan will file other relevant materials in connection with the proposed acquisition of Tobira by Allergan pursuant to the terms of the merger agreement. All of these materials (and all other materials filed by Tobira with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Allergan and when available may be obtained by directing a request to Allergan’s Investor Relations Department at (862) 261-7488. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Tobira by contacting Tobira Investor Relations at (650) 351-5013.

INVESTORS AND STOCKHOLDERS OF TOBIRA ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER OR MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

[i]	From NAFLD to NASH to cirrhosis-new insights into disease mechanisms. Wree, A. Nat Rev Gastroenterol Hepatol. 2013 Nov;10(11):627-36
ii	The National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK). Fatty Liver Disease (Nonalcoholic Steatohepatitis). https://www.niddk.nih.gov/health-information/health-topics/liver-disease/nonalcoholic-steatohepatitis/Pages/facts.aspx
iii	Nonalcoholic fatty liver disease: A systematic review. ME, Rinella. Journal of the American Medical Association, 2015, Vol. 313, pp. 2263-2273.
iv	Sattar N, et al. Non-alcoholic fatty liver disease. Available from: http://www.bmj.com/content/349/bmj.g4596.
[v]	Anderson, C.D. Curr Surg Rep (2015) 3: 24. doi:10.1007/s40137-015-0101-6.